Exhibit 1(h)

                  ELEVENTH AMENDMENT DATED FEBRUARY 12, 2001

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of the Global Value Portfolio as a series of Janus Aspen Series and to rescind establishment and designation of the previously established Retirement Shares class of each
Portfolio:

                                   SCHEDULE A

         SERIES OF THE TRUST                            AVAILABLE CLASSES

         Aggressive Growth Portfolio                    Institutional Shares
                                                        Service Shares

         Balanced Portfolio                             Institutional Shares
                                                        Service Shares

         Capital Appreciation Portfolio                 Institutional Shares
                                                        Service Shares

         Equity Income Portfolio                        Institutional Shares
                                                        Service Shares

         Flexible Income Portfolio                      Institutional Shares
                                                        Service Shares

         Global Life Sciences Portfolio                 Institutional Shares
                                                        Service Shares

         Global Technology Portfolio                    Institutional Shares
                                                        Service Shares

         Global Value Portfolio                         Service Shares

         Growth Portfolio                               Institutional Shares
                                                        Service Shares

         Growth and Income Portfolio                    Institutional Shares
                                                        Service Shares

         High-Yield Portfolio                           Institutional Shares
                                                        Service Shares


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         International Growth Portfolio                 Institutional Shares
                                                        Service Shares

         Money Market Portfolio                         Institutional Shares
                                                        Service Shares

         Strategic Value Portfolio                      Institutional Shares
                                                        Service Shares

         Worldwide Growth Portfolio                     Institutional Shares
                                                        Service Shares

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